                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) NOVEMBER 26, 2004

                              --------------------

                            TIDEL TECHNOLOGIES, INC.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

       DELAWARE                      0-17288                    75-2193593
       --------                      -------                    ----------
(State or Other Jurisdiction       (Commission                 (IRS Employer
    of Incorporation)              File Number)              Identification No.)

          2900 WILCREST, SUITE 205, HOUSTON, TX              77042
        --------------------------------------------------------------
        (Address of Principal Executive Offices)           Zip Code)

        Registrant's telephone number, including area code (713) 783-8200
                                                           --------------
                                       N/A
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On November 26, 2004, Tidel Technologies, Inc. (the "COMPANY") entered into
(i) a Securities  Purchase  Agreement  (the  "PURCHASE  AGREEMENT")  with Laurus
Master Fund, Ltd.  ("LAURUS") pursuant to which the Company issued to Laurus (a)
a $600,000 note (the "$600,000  NOTE")  convertible into shares of common stock,
$.01 par value per share,  of the Company (the  "COMMON  STOCK") at a conversion price of $.30 per share;  (b) a  $1,500,000  term note (the  "$1,500,000  NOTE")
convertible  into Common Stock at a conversion  price of $3.00 per share;  (c) a warrant to purchase  500,000  shares of Common  Stock (the  "WARRANT");  and (d)
1,251,000 shares of Common Stock (the "2003 FEE SHARES") in full satisfaction of certain fees incurred in connection with that certain  convertible  term note in the  original  principal  amount of  $6,450,000  payable to Laurus,  dated as of
November 25, 2003 (the "2003  NOTE");  and (ii) an  Agreement  of Amendment  and
Reaffirmation  (the  "REAFFIRMATION  AGREEMENT")  with Tidel  Engineering,  L.P.
("ENGINEERING"), Tidel Cash Systems, Inc. ("TIDEL CASH"), Anycard International,
Inc.   ("ANYCARD"),   Tidel  Services,   Inc.  ("SERVICES,"  and  together  with
Engineering,  Tidel  Cash and  Anycard,  the  "TIDEL  SUBSIDIARIES")  and Laurus
pursuant to which the Company, the Tidel Subsidiaries and Laurus agreed to amend and reaffirm certain agreements,  documents and instruments executed pursuant to and in connection with the 2003 Note.

     In connection with the aforementioned  documents, on November 26, 2004, the
Company and Laurus  entered  into an  agreement  (the "ASSET  SALES  AGREEMENT")
whereby  the  Company  agreed to pay a fee in the amount of at least  $2,000,000
(the  "REORGANIZATION  FEE") to Laurus upon the  occurrence of certain events as specified therein,  which Reorganization Fee is secured by existing security and pledge agreements, as such documents are amended by the Reaffirmation Agreement, and is  guaranteed by the Tidel  Subsidiaries.  The Asset Sales  Agreement  also provides that (i) once the obligations of Tidel to Laurus have been paid in full
(other than the Reorganization Fee) the Company shall be able to seek additional financing in the form of a non convertible  bank loan in an aggregate  principal amount not to exceed $4,000,000, subject to Laurus' right of first refusal; (ii)
the net proceeds of an asset sale to the party named therein shall be applied to
Tidel's  obligations  to Laurus  under the 2003 Note,  the  $600,000  Note,  the
$1,500,000 Note and the Purchase Order Note  (collectively,  the "OBLIGATIONS"), but not to the  Reorganization  Fee;  and (iii) the  proceeds of any  subsequent sales of equity  interests  or assets of the  Company of the Tidel  Subsidiaries consummated  on or before the fifth  anniversary  of the Asset  Sales  Agreement
(each,  a "COMPANY  SALE") shall be applied first to any remaining  Obligations, then to Laurus  pursuant to a decreasing  percentage  set forth  therein,  which amount shall be applied to the Reorganization  Fee. The Reorganization Fee shall be  $2,000,000  at a  minimum,  but could  equal a higher  amount  based  upon a percentage  of the proceeds of any Company Sale, as specified in the Asset Sales
Agreement.  In the event that  Laurus has not  received  the full  amount of the
Reorganization  Fee on or before the fifth  anniversary of the date of the Asset
Sales  Agreement,  then the Company shall pay any  remaining  balance due on the
Reorganization Fee to Laurus.

     Engineering  entered into a Purchase  Order Finance and Security  Agreement
(the "PURCHASE ORDER AGREEMENT") as the borrower,  with the Company, Tidel Cash,
Anycard and  Services as credit  parties and Laurus as lender  pursuant to which
Engineering  issued to Laurus a $1,250,000  note (the  "PURCHASE  ORDER  NOTE"), convertible  into  Common  Stock at a  conversion  price of $3.00 per share,  to finance the  purchase of  required  materials  to fulfill  purchase  orders.  In connection  with the  Purchase  Order  Agreement,  the  Company  entered  into a
Guaranty  in favor of  Laurus  for the  obligations  of  Engineering  under  the
Purchase Order Note (the  "GUARANTY," and together with the Purchase  Agreement, the $600,000 Note, the $1,500,000  Note, the Warrant,  the Asset Sale Agreement,
the Reaffirmation  Agreement,  the Purchase Order Agreement,  the Purchase Order
Note and the ancillary documents related thereto, the "TRANSACTION DOCUMENTS").

     In  connection  with the closing on November  26, 2004 of the  transactions
contemplated   by  the  Transaction   Documents,   the  Company  and  the  Tidel
Subsidiaries  received loan proceeds of $3,350,000 from Laurus.  Of this amount,
$417,833.33  was  placed in an escrow  account  controlled  by Laurus for future principal  and  interest  payments  payable to Laurus by the  Company  under the
$600,000 Note, the $1,500,000 Note, the Purchase Order Note and the 2003 Note.

     The foregoing summary of the terms of the Purchase Agreement,  the $600,000
Note,  the  $1,500,000  Note,  the  Warrant,  the  Asset  Sales  Agreement,  the
Reaffirmation  Agreement,  the Purchase Order Agreement, the Purchase Order Note
and the Guaranty does not purport to be complete.  The foregoing  summary of the terms of the Purchase  Agreement,  the $600,000 Note,  the $1,500,000  Note, the
Warrant, the Reaffirmation Agreement, the Purchase Order Agreement, the Purchase
Order Note and the  Guaranty is  qualified  in its  entirety by reference to the full text of such  agreements,  copies of which are attached  hereto as Exhibits
10.1,  10.2,  10.3,  10.4,  10.5,  10.6,  10.7  and  10.8,   respectively,   and
incorporated herein by reference.

ITEM 2.03    CREATION OF A DIRECT  FINANCIAL  OBLIGATION OR AN OBLIGATION UNDER
             AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     On November 26, 2004, the Company incurred a direct financial obligation in the aggregate  amount of $2,100,000  under the $600,000 Note and the  $1,500,000
Note,  an indirect  obligation in the amount of $1,250,000 as a guarantor on the
Purchase Order Note, and a direct financial  obligation in the minimum amount of
$2,000,000  payable to Laurus under  certain  terms and  conditions of the Asset
Sales Agreement.

     The Company is directly  obligated  under the  $600,000  Note,  which bears interest at ten percent  (10%) per annum and matures on November 26,  2005,  and the $1,500,000  Note,  which bears interest at fourteen  percent (14%) per annum and matures on  November  26,  2007.  On the  $600,000  Note,  repayment  of the principal amount is due at maturity on November 26, 2005 and accrued interest is payable monthly in arrears.  On the $1,500,000 Note,  repayment of the principal amount is due at maturity on November 26, 2007 and six-fourteenths (6/14) of the accrued interest for the month is payable monthly in arrears with the balance of the interest due at maturity on November 26, 2007.

     The Company is indirectly obligated under the Guaranty for up to $1,250,000 in borrowings by Engineering under the Purchase Order Note, which bears interest at fourteen percent (14%) per annum and matures on November 26, 2005.  Repayment of  borrowings  will be  made  periodically  as  Engineering's  customers  remit payments  to a lockbox  account,  and  accrued  interest  is payable  monthly in arrears.

     The Company is directly  obligated  under the Asset Sale Agreement to pay a
Reorganization  Fee,  with a  minimum  obligation  of  $2,000,000  and a maximum obligation  based on any Company Sale pursuant to the terms and condition of the
Asset  Sale  Agreement,  as  described  more  fully  in Item  1.01  hereof.  The
Reorganization Fee is payable on February 24, 2010, unless satisfied pursuant to a Company Sale occurring on or prior to November 26, 2009.

     As collateral,  the $600,000 Note, the $1,500,000  Note, the Purchase Order
Note and the  Reorganization Fee are secured by all of the assets of the Company and the Tidel Subsidiaries pursuant to the Reaffirmation Agreement.

     The foregoing  summary of the terms of the $600,000  Note,  the  $1,500,000
Note, the Asset Sale Agreement,  the Reaffirmation Agreement, the Purchase Order
Note and the Guaranty does not purport to be complete.  The foregoing summary of the  terms  of  the  $600,000  Note,  the  $1,500,000  Note,  the  Reaffirmation
Agreement,  the  Purchase  Order Note and the  Guaranty  and is qualified in its entirety by reference to the summary  contained in Item 1.01 hereof and the full text of such  agreements,  copies of which are attached hereto as Exhibits 10.2,
10.3, 10.5, 10.7 and 10.8, respectively, and incorporated herein by reference.

ITEM 3.02    UNREGISTERED SALES OF EQUITY SECURITIES.

     On November 26, 2004,  the Company issued the $600,000 Note, the $1,500,000
Note,  the  Purchase  Order Note,  the Warrant and the 2003 Fee Shares to Laurus
pursuant to the terms and  conditions  of the Purchase  Agreement.  The $600,000
Note is  convertible  to  2,000,000  shares of Common  Stock based on a price of
$0.30 per share for the period from  November 26, 2004 to November 26, 2005 (the maturity date of the $600,000  Note).  The  $1,500,000  Note is  convertible  to
500,000  shares  of  Common  Stock  based on a price of $3.00  per share for the period from  November  26, 2004 to November 26, 2007 (the  maturity  date of the
$1,500,000  Note).  The Purchase  Order Note is  convertible  up to a maximum of
416,667  shares  of  Common  Stock  based on a price of $3.00  per share for the period from  November  26, 2004 to November 26, 2005 (the  maturity  date of the
Purchase Order Note).  The Warrant is  exercisable  for 500,000 shares of Common
Stock at an exercise  price of $0.30 per share for the period from  November 26,
2004 to  November  26,  2011.  The 2003 Fee Shares were issued to Laurus in full satisfaction of certain fees totaling  $375,300  incurred in connection with the
2003 Note  based on a price of $0.30 per share.  The  issuance  of the  $600,000
Note, the $1,500,000 Note, the Purchase Order Note, the Warrant and the 2003 Fee
Shares were deemed to be exempt from  registration  under the  Securities Act of
1933,  as amended  (the  "SECURITIES  ACT") in reliance  on Section  4(2) of the
Securities Act as a transaction by an issuer not involving a public offering.

     The foregoing summary of the terms of the Purchase Agreement,  the $600,000
Note,  the  $1,500,000  Note,  the Purchase  Order Note and the Warrant does not purport to be complete  and is  qualified  in its  entirety by  reference to the summary  contained  in Item 1.01  hereof  and the full text of such  agreements, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.7 and 10.4, respectively and incorporated herein by reference.

ITEM 8.01    OTHER EVENTS.

     The Company  announced it has continued to incur  substantial  losses since the quarter  ended June 30,  2002,  which is the latest  period for which it has filed a Form 10-Q report. Accordingly, the Company expects to report substantial losses for the quarter and the fiscal year ended September 30, 2002 and for each of the quarters and for the fiscal year ended  September  30, 2003.  The Company expects to report  operating  losses for each of the quarters and for the fiscal year ended September 30, 2004, however, due to gains from certain  non-operating items, the Company expects to report a net income for the quarter ended December
31, 2003 and March 31, 2004,  and for the fiscal year ended  September 30, 2004.
Unaudited  revenues for the fiscal years ended September 30, 2002, 2003 and 2004 were approximately $19.4 million, $17.8 million and $23.2,  respectively.  These financial  results are subject to the  performance  and completion of the audits for the periods.

     A copy  of the  Company's  press  release  announcing  the  closing  of the transactions  contemplated  by  the  Transaction  Documents  and  its  unaudited financial results is attached hereto as Exhibit 99.1 and is incorporated  herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

      (c)    Exhibits.

             EXHIBIT NO.      DESCRIPTION
             -----------      -----------

             10.1             Securities Purchase Agreement dated as of November
                              26, 2004 by and between the Company and Laurus.

             10.2             Convertible  Term Note dated  November 26, 2004 in
                              the amount of $600,000  executed by the Company in
                              favor of Laurus.

             10.3             Term Note dated November 26, 2004 in the amount of
                              $1,500,000  executed  by the  Company  in favor of
                              Laurus.

             10.4             Common Stock  Purchase  Warrant dated November 26,
                              2004 for the purchase of 500,000  shares of Common
                              Stock issued by the Company to Laurus.

             10.5             Agreement of Amendment and Reaffirmation  dated as
                              of  November  26,  2004 by and among the  Company,
                              Engineering,  Tidel Cash,  Anycard,  Services  and
                              Laurus.

             10.6             Purchase  Order  Finance  and  Security  Agreement
                              dated  as of  November  26,  2004  by and  between
                              Engineering,  any  other  Credit  Party  signatory
                              thereto, and Laurus.

             10.7             Promissory  Note dated  November  26,  2004 in the
                              amount of $1,250,000  executed by  Engineering  in
                              favor of Laurus.

             10.8             Guaranty   dated   November   26,   2004  for  the
                              obligations  of  Engineering  under  the  Purchase
                              Order  Note  executed  by the  Company in favor of
                              Laurus.

             99.1             Press Release dated December 3, 2004.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                               TIDEL TECHNOLOGIES, INC.
                                    (Registrant)

Date:  December 3, 2004
                               By: /s/ James T. Rash
                                   ---------------------------------------
                               Name:  James T. Rash
                               Title: Principal Executive and Financial Officer